Exhibit 99.4


           Unaudited Pro Forma Consolidated Statements of Income
                                    2000
                           (Dollars in thousands)



                                                                                          Pro               Pro
                                                       Historical                        Forma             Forma
1st Quarter Ended 3/31/00                        IFF (1)         BBA (2)               Adjustments        Combined
-------------------------                     --------------   -------------          -------------     -----------

Net sales                                         $ 369,912        $117,341             $ (1,435)(3)       $ 485,818
                                              --------------   -------------       --------------       -------------

Cost of goods sold (8)                              204,677          74,905               (1,496)(4)         278,086
Research and development expenses                    26,812           7,105                                   33,917
Selling and administrative expenses (8)              61,749          24,430                                   86,179
Nonrecurring charges                                  9,354               -                                    9,354
Interest expense                                      2,137             536               16,250 (5)          18,923
Amortization                                              -               -               10,548 (6)          10,548
Other (income) expense, net                            (329)            653                                      324
                                              --------------   -------------       --------------       -------------
                                                    304,400         107,629               25,302             437,331
                                              --------------   -------------       --------------       -------------
Income before taxes on income                        65,512           9,712              (26,737)             48,487
Taxes on income                                      21,736           3,691               (6,664)(7)          18,763
                                              --------------   -------------       --------------       -------------
Net income                                         $ 43,776         $ 6,021            $ (20,073)           $ 29,724
                                              ==============   =============       ==============       =============


                                                                                          Pro                 Pro
                                                       Historical                        Forma               Forma
2nd Quarter Ended 6/30/00                        IFF (1)         BBA (2)               Adjustments        Combined
-------------------------                       --------------   -------------       ---------------  ---------------

Net sales                                         $ 368,759        $123,565             $ (1,435)(3)       $ 490,889
                                              --------------   -------------       --------------       -------------

Cost of goods sold (8)                              203,562          79,583               (1,496)(4)         281,649
Research and development expenses                    26,945           6,886                                   33,831
Selling and administrative expenses (8)              61,754          24,435                                   86,189
Nonrecurring charges                                      -               -                                        -
Interest expense                                      3,074             465               16,250 (5)          19,789
Amortization                                              -               -               10,548 (6)          10,548
Other (income) expense, net                             203             614                                      817
                                              --------------   -------------       --------------       -------------
                                                    295,538         111,983               25,302             432,823
                                              --------------   -------------       --------------       -------------
Income before taxes on income                        73,221          11,582              (26,737)             58,066
Taxes on income                                      24,305           4,401               (6,664)(7)          22,042
                                              --------------   -------------       --------------       -------------
Net income                                         $ 48,916         $ 7,181            $ (20,073)           $ 36,024
                                              ==============   =============       ==============       =============




                                   Unaudited Pro Forma Consolidated Statements of Income
                                                               2000
                                                          (Dollars in thousands)


                                                                                        Pro                 Pro
                                                        Historical                      Forma               Forma
3rd Quarter Ended 9/30/00                        IFF (1)         BBA (2)               Adjustments        Combined
-------------------------                     --------------   -------------       -----------------   --------------

Net sales                                         $ 339,591        $121,648             $ (1,435)(3)       $ 459,804
                                              --------------   -------------       --------------       -------------

Cost of goods sold (8)                              191,499          78,018               (1,496)(4)         268,021
Research and development expenses                    28,666           6,769                                   35,435
Selling and administrative expenses (8)              62,181          22,519                                   84,700
Nonrecurring charges                                  7,685               -                                    7,685
Interest expense                                      4,195             433               16,250 (5)          20,878
Amortization                                              -               -               10,548 (6)          10,548
Other (income) expense, net                           2,614          (1,380)                                   1,234
                                              --------------   -------------       --------------       -------------
                                                    296,840         106,359               25,302             428,501
                                              --------------   -------------       --------------       -------------
Income before taxes on income                        42,751          15,289              (26,737)             31,303
Taxes on income                                      13,824           5,088               (6,664)(7)          12,248
                                              --------------   -------------       --------------       -------------
Net income                                         $ 28,927        $ 10,201            $ (20,073)           $ 19,055
                                              ==============   =============       ==============       =============




                                                                                        Pro                 Pro
                                                        Historical                      Forma               Forma
4th Quarter Ended 12/31/00                       IFF (1)         BBA (2)               Adjustments        Combined
--------------------------                   --------------   -------------         ----------------  ---------------

Net sales                                         $ 384,533        $ 60,212               $ (644)(3)       $ 444,101
                                              --------------   -------------       --------------       -------------

Cost of goods sold                                  231,915          39,178                 (849)(4)         270,244
Research and development expenses                    30,248           3,073                    -              33,321
Selling and administrative expenses                  72,969           9,605                    -              82,574
Nonrecurring charges                                 24,234               -                    -              24,234
Interest expense                                     15,666             252                5,650 (5)          21,568
Amortization                                          7,032               -                3,519 (6)          10,551
Other (income) expense, net                            (174)           (118)                   -                (292)
                                              --------------   -------------       --------------       -------------
                                                    381,890          51,990                8,320             442,200
                                              --------------   -------------       --------------       -------------
Income before taxes on income                         2,643           8,222               (8,964)              1,901
Taxes on income                                       1,257           3,255               (1,206)(7)           3,306
                                              --------------   -------------       --------------       -------------
Net income                                          $ 1,386         $ 4,967             $ (7,758)           $ (1,405)
                                              ==============   =============       ==============       =============


                                                               Exhibit 99.5


                                   Unaudited Pro Forma Consolidated Statements of Income
                                                               2000
                                                          (Dollars in thousands)


                                                                                        Pro                 Pro
                                                            Historical                 Forma               Forma
Year Ended 12/31/00                              IFF (1)         BBA (2)               Adjustments        Combined
-------------------                           --------------   -------------       ----------------   ---------------

Net sales                                        $1,462,795        $422,766             $ (4,949)(3)      $1,880,612
                                              --------------   -------------       --------------       -------------

Cost of goods sold                                  831,653         271,684               (5,337)(4)       1,098,000
Research and development expenses                   112,671          23,833                                  136,504
Selling and administrative expenses                 258,653          80,989                                  339,642
Nonrecurring charges                                 41,273               -                                   41,273
Interest expense                                     25,072           1,686               54,400 (5)          81,158
Amortization                                          7,032               -               35,163 (6)          42,195
Other (income) expense, net                           2,314            (231)                                   2,083
                                              --------------   -------------       --------------       -------------
                                                  1,278,668         377,961               84,226           1,740,855
                                              --------------   -------------       --------------       -------------
Income before taxes on income                       184,127          44,805              (89,175)            139,757
Taxes on income                                      61,122          16,435              (21,198)(7)          56,359
                                              --------------   -------------       --------------       -------------
Net income                                        $ 123,005        $ 28,370            $ (67,977)           $ 83,398
                                              ==============   =============       ==============       =============




Notes to Unaudited Pro Forma Consolidated Statements of Income:

(1) IFF acquired Bush Boake Allen ("BBA"), effective November 3, 2000, and the BBA operating results are included in IFF's consolidated results from that date.

(2) BBA results from the beginning of the year to November 3, 2000, the date of acquisition, are included in the respective periods.

(3) To eliminate intercompany sales between IFF and BBA for the period from the beginning of the year to November 3, 2000, the date of acquisition. For purposes of computing the individual quarter eliminations, the full year amount was allocated on a pro rata basis. Post-acquisition, intercompany sales are eliminated in arriving at the IFF historical results.

(4) To eliminate cost of goods sold relating to intercompany sales and account for related estimated profit that remains in inventory. For purposes of computing the individual quarter eliminations, the full year amount was allocated on a pro rata basis.

(5) To reflect the recognition of incremental interest expense on additional borrowings of approximately $970.0 million, equal to the cash consideration exchanged in the acquisition. Interest expense was calculated using an average interest rate of 6.7%. The interest rate reflects IFF's average borrowing rate during the year.

(6) To reflect the amortization of goodwill and other intangibles resulting from the preliminary allocation of the excess of consideration over the net assets of BBA. Other intangible assets include patents, trademarks and other intellectual property owned or developed by BBA, the value of which is being amortized over periods ranging from 10 to 20 years. Under current accounting rules, IFF would expect the amount of excess consideration allocated to goodwill to be amortized over 20 years. In December 2000, the Financial Accounting Standards Board (FASB) reached a tentative decision to use the nonamortization approach to account for purchased goodwill. Under the revised proposal, goodwill would not be amortized annually, but instead would be reviewed for impairment and written down (expensed against earnings) when the carrying value of the goodwill exceeds its fair value. The final standard has not been issued and the proposed approach may change.

(7)   To reflect the tax effect, as appropriate, of the pro forma adjustments.

(8) Reflects the reclassification of shipping and handling costs from Selling expense to Cost of goods sold in accordance with guidance established by Emerging Issues Task Force No. 00-10, "Accounting for Shipping and Handling Fees and Costs." This change in classification was made by IFF in the 4th quarter 2000 and does not affect the reported BBA historical amounts.